SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF EVENT: MARCH 19, 2002

                         COMMISSION FILE NUMBER 0-25416

                              CALL-SOLUTIONS, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

CALIFORNIA                                                            33-0563989
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

555 WHITEHALL STREET, ATLANTA, GEORGIA                                     30303
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (404) 222-0760
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

Bishop Ralph L. Dennis has resigned as a Member of the Board of Directors due to various other duties with which he is involved. His resignation was effective on March 8, 2002.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Call-Solutions,  Inc.

March  19,  2002                               /s/  Peter  Van  Brunt
                                               ---------------------------
                                                  Peter  Van  Brunt